Exhibit 10.14

AFFILIATED INTEREST AGREEMENT

THIS AGREEMENT is made and entered into this 12th day of December, 2002, by and among Wisconsin Energy Corporation ("Wisconsin Energy"), the Utility Affiliates (as defined below) and the other Nonutility Affiliates (as defined below) in the holding company system of Wisconsin Energy which have become parties hereto by signature below or by endorsement as provided herein.

W I T N E S S E T H

WHEREAS, the Wisconsin Energy is a "holding company" as defined in Sec. 196.795(1)(h), Wis. Stats.; and

WHEREAS, the Utility Affiliates are public utilities in the holding company system of Wisconsin Energy and are "public utility affiliates" as defined in Sec. 196.795(1)(L), Wis. Stats.; and

WHEREAS, the Nonutility Affiliates (including Wisconsin Energy) are companies in the holding company system of Wisconsin Energy and are "nonutility affiliates" as defined in Sec. 196.795(1)(j), Wis. Stats.; and

WHEREAS, from time to time a Utility Affiliate may perform various services involving the use of its "public utility affiliate employees," as defined in Sec. 196.795(1)(Lm), Wis. Stats., for any or all of the Nonutility Affiliates; and

WHEREAS, from time to time a Utility Affiliate may make its "property," as defined in Sec. 196.795(5)(s), Wis. Stats., available to, or for use by, any or all of the Nonutility Affiliates; and

WHEREAS, from time to time, a Utility Affiliate may lease or rent office space to Wisconsin Energy and/or any of the other Nonutility Affiliates as provided by Sec. 196.795(5)(k)2., Wis. Stats.; and

WHEREAS, from time to time any or all of the Nonutility Affiliates may, using their employees or property, perform various services for and/or lease or rent property to a Utility Affiliate; and

WHEREAS, Wisconsin Energy as the parent holding company of the Utility Affiliates and the Nonutility Affiliates (other than itself) will incur costs as a result of providing various services for the common benefit of the companies in its holding company system, which services such companies, if they were not in a holding company system, would have to provide for themselves;

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

A Utility Affiliate may furnish such services involving use of its property and/or public utility affiliate employees to the Nonutility Affiliates as they may from time to time request, at the rates set forth in Article IV, upon the terms and conditions herein set forth.

A Utility Affiliate shall have the right, exercisable at its sole discretion, to refuse to perform services or provide property to any Nonutility Affiliate.

The parties understand that the Utility Affiliates are subject to the provisions of Sec. 196.795(5)(r), (s), Wis. Stats., regarding the use of any "public utility affiliate employee" or "property" and agree that the Utility Affiliates shall minimize the use of any "public utility affiliate employee" and "property" by the Nonutility Affiliates.

ARTICLE II

A Utility Affiliate may, if in its sole discretion it elects to do so, provide to a Nonutility Affiliate upon request, property, as defined in Section 196.795(5)(s), Wis. Stats., independent of and not related to the provision of any services. Such property shall be provided in accordance with the provisions of Sec. 196.795(5)(s), Wis. Stats., and the Utility Affiliate shall be compensated for such property at the greater of the cost or the fair market value of such property.

ARTICLE III

A Utility Affiliate may, if in its sole discretion it elects to do so, lease or rent office space to a Nonutility Affiliate upon request with rental payments to be based upon the greater of fair market value or the Utility Affiliate's cost. For purposes of this Article III, rental payments based upon fair market value shall be determined by the going rental rate for similar properties in the same geographic area on similar terms.

ARTICLE IV

Compensation for services provided by a Utility Affiliate to a Nonutility Affiliate shall be at the greater of the cost to Utility Affiliate or the fair market value of such services. For purposes of this Agreement, the cost to the Utility Affiliate of each such service shall be determined as follows:

1. Each Utility Affiliate employee who in any month was involved in providing any service to a Nonutility Affiliate shall for that month identify the service, the Nonutility Affiliate for which he or she provided such service and the time spent providing such service.

2. The hourly rates shall be computed for employees identified in paragraph 1 above, which shall include vacation, absent time, benefits and payroll taxes.

3. The sum of the number of hours spent by each employee identified in paragraph 1 above providing each service to a Nonutility Affiliate shall be multiplied by the hourly rate as determined for that employee under paragraph 2 above.

4. An overhead rate shall be established for the Utility Affiliate based upon:

a. costs associated with training and professional development;

b. costs of office space based upon a return of original cost and a return on the depreciated original cost, based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of Wisconsin and adjusted for the income tax effect and/or actual rental payments made by the Utility Affiliate;

c. costs of office supplies;

d. costs for office furniture and equipment based upon a return of original cost and a return on the depreciated original cost, based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of Wisconsin and adjusted for the income tax effect; and

e. costs for administrative and general support.

The total labor charges determined in paragraph 3 shall be increased by the overhead rate.

5. The number of miles traveled in the specific month by Utility Affiliate's employees in their own vehicles in performing each service for the Nonutility Affiliates shall be multiplied by the appropriate per mile rate at which the Utility Affiliate reimburses its employees for the use of their own personal vehicles for utility business. The use of Utility Affiliate vehicles in performing services for the Nonutility Affiliates will be billed at the prevailing hourly rate (rate charged to the Utility Affiliate accounts and customers for work performed) plus overhead.

6. An amount representing a reasonable return on equity shall be established for the services provided to the Nonutility Affiliates based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of Wisconsin and adjusted for the income tax effect and any return already included under paragraph 4 above.

The sum of the charges calculated in paragraphs 4, 5 and 6 shall constitute the cost of service provided by the Utility Affiliate to the Nonutility Affiliate.

The fair market value of a service provided by a Utility Affiliate to a Nonutility Affiliate shall be equal to the cost which the Nonutility Affiliate would have incurred to obtain such service if the Utility Affiliate could not or would not provide such service. In determining the fair market value of a service it provides, the Utility Affiliate shall make a good faith effort to identify the resources necessary to perform the service and the value of such service based on a general knowledge of the relevant market for such or a similar service as well as, if available, comparison with bids or quotations for such or a similar service. If the Utility Affiliate, despite its good faith efforts, is not able to determine the fair market value of a service, the fair market value shall be deemed to be equal to 110 percent of the Utility Affiliate's cost, calculated as described in this Article IV.

The fair market value of a service provided by the Utility Affiliate to a Nonutility Affiliate shall be compared to the cost to the Utility Affiliate of providing the service and a bill will be prepared reflecting the greater of the fair market value or the cost of providing the service. Bills shall be sent to each Nonutility Affiliate for the charges associated with the services rendered to each Nonutility Affiliate by the end of the month following the month on which the charges were based. Bills shall be due and payable thirty (30) days after issuance.

Charges of third party suppliers, to the maximum extent practicable, shall be paid directly by the appropriate company. Any invoices paid by any party on behalf of any other party will be billed to the appropriate company.

ARTICLE V

A Nonutility Affiliate may, if in its sole discretion it elects to do so, provide services or property (both real and personal) to a Utility Affiliate upon request.

ARTICLE VI

Compensation for services provided by a Nonutility Affiliate to a Utility Affiliate shall be at the lesser of the fair market value or the cost to the Nonutility Affiliate of such services. For purposes of this Agreement, the cost of each such service shall be determined as follows:

1. Each employee of a Nonutility Affiliate, except those persons who are officers of both the Nonutility Affiliate and the Utility Affiliate, who in any month was involved in providing any service to the Utility Affiliate shall for that month specify the time spent providing each service to the Utility Affiliate.

2. Hourly rates shall be computed for employees identified in paragraph 1 above which shall include vacation, absent time, benefits and payroll taxes.

3. The sum of the number of hours spent by each employee identified in paragraph 1 above providing each service to the Utility Affiliate shall be multiplied by the hourly rate as determined in paragraph 2 above.

4. An overhead rate shall be established for the Nonutility Affiliate based upon:

a. costs associated with training and professional development;

b. costs of office space based upon a return of original cost and a return on the depreciated original cost, based upon the Nonutility Affiliate's latest cost of capital and adjusted for tax effects, and/or actual rental payments made by the Nonutility Affiliate;

c. costs of office supplies;

d. costs for office furniture and equipment based upon a return of original cost and a return on the depreciated original cost, based on the Nonutility Affiliate's latest cost of capital and adjusted for the income tax effect; and

e. costs for miscellaneous administrative and general support.

The total labor charges determined in paragraph 3 shall be increased by the overhead rate.

5. The number of miles traveled in the specific month by the Nonutility Affiliate's employees in their own vehicles or in the Nonutility Affiliate's vehicles in performing services for the Utility Affiliate shall be multiplied by the appropriate per mile rate at which the Nonutility Affiliate reimburses its employees for the use of their own personal vehicles for its business.

6. An amount representing a reasonable return on equity shall be established for the services provided to the Utility Affiliate and adjusted for the income tax effect and any return already included under paragraph 4 above.

The sum of the charges calculated in paragraphs 4, 5 and 6 shall constitute the cost of services provided by the Nonutility Affiliate to the Utility Affiliate.

The fair market value of a service provided by a Nonutility Affiliate to a Utility Affiliate shall be equal to the cost which the Utility Affiliate would have incurred to obtain such service if the Nonutility Affiliate could not or would not provide such service. In determining the fair market value of a service it provides, the Nonutility Affiliate shall make a good faith effort to identify the resources necessary to perform the service, and the value of such services based on a general knowledge of the relevant market for such or a similar service as well as, if available, comparison with bids or quotations for such or a similar service. If the Nonutility Affiliate, despite its good fair efforts, is not able to determine the fair market value of a service, the fair market value shall be deemed to be equal to 110 percent of the Nonutility Affiliate's cost, calculated as described in this Article VI.

The fair market value of a service provided by a Nonutility Affiliate to a Utility Affiliate shall be compared to the cost to the Nonutility Affiliate of providing the service and a bill will be prepared reflecting the lesser of the fair market value or the cost of providing the service. Bills shall be sent to the Utility Affiliate for the charges associated with the services rendered to it by the end of the month following the month on which the charges were based. Bills shall be due and payable thirty (30) days after issuance.

Charges of third party suppliers, to the maximum extent practicable, shall be paid directly by the appropriate company. Any invoices paid by any party on behalf of any other party will be billed to the appropriate company.

ARTICLE VII

Property, both real and personal, which a Nonutility Affiliate provides by lease, rental or sale to a Utility Affiliate shall be priced at the lesser of fair market value or the Nonutility Affiliate's cost.

ARTICLE VIII

Wisconsin Energy (a Nonutility Affiliate) will experience, as the holding company, costs and expenses in performing certain activities which, in the absence of a holding company, would have been performed by the Utility Affiliates and the other Nonutility Affiliates. Such costs and expenses shall be referred to as "holding company system costs." Examples, without limitation because of identification, of activities which will create such holding company system costs are as follows:

stockholder relations and communications
maintenance of stockholder records
stock and other securities transfer and recordation
payment of dividends on securities
administration of stock plans
preparation and submittal of reports to stockholders, the Securities and Exchange Commission and other state and/or federal regulatory tabulation stockholders' meetings
  preparation and filing of financing documents including indentures, registration statements, prospectuses, stock certificates and any other documents or instruments required or related to the issuance, sale or purchase of securities by federal or state laws or regulations consolidation of accounting data
preparation and filing of consolidated tax returns

  The allocation of holding company system costs among the Utility Affiliates and the Nonutility Affiliates (excluding Wisconsin Energy) as a group, shall be based upon an equal weighting of the assets, operating expenses (less income taxes) and gross payroll of each Utility Affiliate and, as a group, the Nonutility Affiliates (excluding Wisconsin Energy). Companies which are not wholly owned by Wisconsin Energy shall have their assets, operating expenses and gross payroll reduced pro rata to reflect Wisconsin Energy's ownership interest.

  The allocation factors will be determined annually. Each affiliate's percentage of total assets, operating expenses (less income taxes) and gross payroll will be calculated by comparing such items to the sum of the affiliates' assets, operating expenses (less income taxes) and gross payroll. Such figures will be determined for the three years preceding the year for which the allocation is to be made. The percentages of assets, operating expenses and payroll so determined for each affiliate will themselves be averaged to arrive at each affiliate's overall average percentage to be used in allocating holding company system costs.

  If and when new affiliates join the Wisconsin Energy system, allocation factors will be determined as if the affiliate joining the system were in the system for the entire period covered by the calculation. These new allocation factors shall be applied to the holding company system cost pool commencing on the effective date of the new affiliate's acquisition or formation.

  If an affiliate does not have operating results for any portion of the period, its share of holding company system costs will be based upon financial analysis until such time as actual operating results are available.

  Any costs incurred by WICOR, Inc. as a holding company within a holding company shall be allocated to the WICOR family of companies. The allocation of the WICOR holding company system costs among the Utility Affiliate and the Nonutility Affiliates (excluding WICOR, Inc.) as a group, shall be based upon an equal weighting of the assets, operating expenses (less income taxes) and gross payroll of the Utility Affiliate and, as a group, the Nonutility Affiliates (excluding WICOR, Inc.).

  ARTICLE IX

  Each person who is an officer both of a Utility Affiliate and of one or more of the Nonutility Affiliates shall keep a daily record of the amount of time devoted to service for each Affiliate. In addition to all hours worked, the record shall identify the date the service was performed, each Affiliate for which he or she provided such service and the time spent providing the service. An hourly rate for each officer shall be computed, which shall include base pay (vacation and absent time), bonus, benefits and payroll taxes. The sum of the hours spent, from the daily record, for each officer multiplied by the hourly rate shall constitute the cost of the officer's time to be billed to the Nonutility Affiliate.

  ARTICLE X

  This Agreement shall become effective upon the execution by all parties and approval by the Public Service Commission of Wisconsin and shall remain in effect until cancelled upon sixty (60) days written notice given by all of the Utility Affiliates or all of the Nonutility Affiliates or until replaced by a successor agreement.

  This Agreement may be amended or modified by mutual agreement of all the parties at any time. Any such modification or amendment shall not become effective until approved by the Public Service Commission of Wisconsin.

  It is contemplated that as Wisconsin Energy acquires or forms new Utility Affiliates and Nonutility Affiliates, such companies will become parties to this Agreement by endorsement.

  Nothing herein contained shall be construed to release the officers and directors of any of the parties from the obligation to perform their respective duties, or to limit the exercise of their powers in accordance with the provisions of law or otherwise. The performance of this Agreement shall be subject to valid rules, regulations and orders of any regulatory body having jurisdiction, including approval by the Public Service Commission of Wisconsin.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized as of the day and year first above written.

WISCONSIN ENERGY CORPORATION
(Holding Company/Nonutility Affiliate)

By: /s/ Kristine Rappe
Title: Corporate Secretary

WISCONSIN ELECTRIC POWER COMPANY
(Utility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WISCONSIN GAS COMPANY
(Utility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WICOR, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WICOR INDUSTRIES, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WICOR FOREIGN SALES CORP.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WEXCO OF DELAWARE, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

STA-RITE INDUSTRIES, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

SHURFLO PUMP MANUFACTURING CO.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

HYPRO CORPORATION
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

EDISON SAULT ELECTRIC COMPANY
(Utility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WISCONSIN ENERGY CAPITAL CORPORATION
(Nontility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

BOSTCO LLC
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WISPARK LLC
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

LEASEHOLD CAPITAL CORPORATION
(Nonutility Affiliate)

By: /s/ Jerry Franke
Title: President

SYNDESIS DEVELOPMENT CORPORATION
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WISVEST CORPORATION
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WITECH CORPORATION
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

FURNITURE HOLDINGS, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

BADGER SERVICE COMPANY
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WEC INTERNATIONAL, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

WEC NUCLEAR CORPORATION
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

MINERGY CORP.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer

NORTHERN TREE SERVICE, INC.
(Nonutility Affiliate)

By: /s/ Jeffrey West
Title: Treasurer